Exhibit 10.1
                          FOURTH MODIFICATION AGREEMENT


     This FOURTH MODIFICATION AGREEMENT (hereinafter the "Modification") dated September 26, 2005, but effective as of August 1, 2005, by and between FIVE STAR GROUP, INC., a corporation of the State of Delaware with its principal corporate place of business at 903 Murray Road, East Hanover, Morris County, New Jersey 07936 with its mailing address at 903 Murray Road, P.O. Box 1960, East Hanover, Morris County, New Jersey 07936 (hereinafter referred to as "BORROWER")

                                       and

     BANK OF AMERICA, N.A. (successor to Fleet Capital Corporation), a national banking association organized and existing under the laws of the United States, with offices at 335 Madison Avenue, 6th Floor, New York, New York 10017 (being hereinafter referred to as "LENDER")


                                 WITNESSES THAT:

     (1) WHEREAS, on or about June 20, 2003, BORROWER and LENDER entered into a certain Loan and Security Agreement (such certain Loan and Security Agreement being hereinafter referred to as the "2003 Loan Agreement");

     (2) WHEREAS, the 2003 Loan Agreement was amended by the following instruments of modification:

          (a) an instrument of modification dated as of May 28, 2004 and entitled "First Modification Agreement";

          (b) an instrument of modification dated as of March 22, 2005 and entitled "Second Modification Agreement";

          (c) an instrument of modification dated as of June 1, 2005 and entitled "Third Modification Agreement";

     (3) WHEREAS, the 2003 Loan Agreement as amended by the aforementioned First Modification Agreement, Second Modification Agreement and Third Modification Agreement is hereinafter referred to as the "Loan Agreement";

     (4) WHEREAS, pursuant to the Loan Agreement, BORROWER received approval to borrow up to $35,000,000 from LENDER in the form of a revolving loan, such revolving loan is called the "Revolving Loan" in the Loan Agreement and, except as hereby amended, such term to have the same meaning herein that it has in the Loan Agreement;

     (5) WHEREAS, by virtue of BORROWER's having elected the Extended Maturity Date (as defined in the 2003 Loan Agreement), the Loan Agreement matures on June 30, 2008;

     (6) WHEREAS, in order to secure BORROWER's payment and performance obligations under the Loan Agreement, BORROWER provided LENDER with Collateral as more fully defined and set forth in the Loan Agreement (such Collateral being hereinafter referred to as the "Collateral", such term to have the same meaning herein that it has in the Loan Agreement);

     (7) WHEREAS, BORROWER has requested that LENDER again modify the Loan Agreement so that the following would occur:

          (a) The advance rate against Eligible Inventory would be increased from 60% to 65%.

          (b) The advance rate against Eligible Receivables would be increased from 80% to 85%.
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          (c) The  rate of  interest  paid by  BORROWER  would  be  reduced  and determined by reference to BORROWER's Fixed Charge Coverage ratio, determined on a rolling (i.e., trailing) 12 months' basis.

          (d) LENDER's reimbursement for field examinations would be eliminated absent the occurrence of an Event of Default.

          (e) BORROWER's monthly collateral management fee would be reduced from $3,500 per month ($42,000 per year) to $2,916.66 per month ($35,000 per year).

          (f) Absent the occurrence of an Event of Default, BORROWER's reimbursement of LENDER's legal fees for work unrelated to BORROWER-initiated requests for modifications or renewals of the Loan Agreement would be capped at $20,000 (not including disbursements) until the Loan Agreement's June 30, 2008 maturity date.

          (g) LENDER would memorialize the aforesaid changes by a written modification of the Loan Agreement;

     (8) WHEREAS, LENDER is willing to do the foregoing, but only if the conditions contained in this Modification are satisfied; (9) WHEREAS, in order to induce LENDER to enter into this Modification, BORROWER is willing to execute this Modification and comply with the provisions hereof; (10) WHEREAS, BORROWER represents that its execution of this Modification and its performance of the covenants and terms contained herein will inure to its economic benefit and will be in furtherance of its corporate purposes; NOW, THEREFORE, in consideration of the premises and the covenants contained in this Modification and for other good and valuable consideration, BORROWER and LENDER do hereby agree as follows:

                                   ARTICLE I
                   RESTATEMENT/REAFFIRMATION OF LOAN AGREEMENT

     1.1 The terms and provisions of the Loan Agreement are restated and reaffirmed in all respects.

                                   ARTICLE II

                         AMENDMENT OF THE LOAN AGREEMENT

     2.1 Unless  otherwise  specifically  defined  herein,  all terms defined in
Article I of the Loan Agreement shall have the same meanings herein as those given therein.

     2.2 The definition of "Agreement" set forth in Section 1.8 of the Loan Agreement is hereby amended as follows (it being intended that any time the term "Agreement" appears in the Loan Agreement, that term shall collectively mean all of the following):

          (a) the Loan Agreement; as amended by

          (b) this Modification; as amended by

          (c) all extensions, modifications (including without limitation modifications increasing or decreasing the amount of the Revolving Loan or any other financial accommodation or facility now or hereafter provided hereunder), refinancings, renewals, substitutions, replacements and/or redatings thereof.

     2.3 Any time the term "Fleet National Bank" appears in the Loan Agreement, such term shall mean "Bank of America, N.A. (successor to Fleet National Bank) and its affiliates".

     2.4 Any time the term "LENDER" appears in the Loan Agreement, such term shall mean "Bank of America, N.A., successor to Fleet Capital Corporation".

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     2.5 The definition of "LENDER's Affiliate" set forth in Section 1.39 of the
Loan Agreement is hereby amended to provide as follows (it being intended to reflect the fact that Bank of America, N.A., is the successor to Fleet Capital Corporation):

          1.41 "LENDER'S AFFILIATE" means any entity which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, LENDER (or any successor thereto).

     2.6 The definition of "Lending Formula" set forth in Section 1.40 of the Loan Agreement is hereby amended as follows (it being intended to conform this section with BORROWER's having elected the Extended Maturity Date):

          1.40 "LENDING  FORMULA" means the lesser of:

          (a) $35,000,000 LESS the "Swap Reserve" (i.e., the amount approximating the marked to market exposure from time to time of LENDER or LENDER's Affiliate under the Master Agreement), such "Swap Reserve" to be instituted only if BORROWER's Fixed Charge Coverage (as defined in Article V below) is equal to or less than
              1.1 to 1.0, as at any date fixed the testing of such covenant; or

          (b) the total of the loan value of Eligible Receivables PLUS the "Loan Value" of Eligible Inventory.

     2.7 The definition of "Loan Value" set forth in Section 1.45 of the Loan Agreement is hereby amended as follows (it being intended to reflect the fact that (1) the advance rate against Eligible Inventory has been increased from 60% to 65% and (2) the advance rate against Eligible Receivables has been increased from 80% to 85%):

          1.45 "LOAN VALUE" means:
          (a) As it relates to Eligible Receivables: Eligible Receivables shall normally have a "loan value" of eighty-five percent (85%) of such Eligible Receivables (less an adjustment for dilution in excess of 5% calculated at the time of each field examination), provided, however, that LENDER in good faith and in the exercise of its reasonable commercial judgment may on prior notice to BORROWER fix the aforesaid advance rate at some lesser percentage; or

          (b) As it relates to Eligible Inventory: Eligible Inventory shall normally have a "loan value" of up to the lesser of $18,000,000 or 65% of the value of Eligible Inventory, provided, however, that LENDER in good faith and in the exercise of its reasonable commercial judgment may on prior notice to BORROWER fix the aforesaid "loan value" at some lesser amount or percentage.

     2.8 Section 1.51, Section 1.52 and Section 1.52 are hereby deleted from the Loan Agreement and replaced by the following provisions (it being intended to reflect the fact that the rate of interest on the Revolving Loan shall now be determined on the basis of BORROWER's Fixed Charge Coverage, rather than on the basis of "Performance Benchmarks"):

          1.51 "PERFORMANCE BENCHMARK #1": This Section is omitted.

          1.52 "PERFORMANCE BENCHMARK #2": This Section is omitted.

          1.53 "PERFORMANCE BENCHMARK #3": This Section is omitted.

     2.9 Section 2.6(b)(1) of the Loan Agreement is hereby amended as follows (it being intended to reflect the decrease in interest rate authorized by this Modification):

            (b)(1) The Prime Based Rate (the "Prime Based Rate") shall equal the
                Prime Rate, floating, provided, however, that notwithstanding the foregoing, the following shall apply:

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            (A) If BORROWER's Fixed Charge Coverage,  determined on a rolling 12 months basis in accordance with the formula set forth in Section
                5.21 below, is 1.5 or less (but 1.25 or more), the Prime Based Rate shall equal the Prime Rate, floating, plus one-quarter of one percent.

            (B) If BORROWER's Fixed Charge Coverage,  determined on a rolling 12 months basis in accordance with the formula set forth in Section
                5.21 below, is less than 1.25 but more than 1.10, the Prime Based Rate shall equal the Prime Rate, floating, plus one-half of one percent.

            (C) If BORROWER's Fixed Charge Coverage,  determined on a rolling 12 months basis in accordance with the formula set forth in Section
                5.21 below, is 1.10 or less, the Prime Based Rate shall equal the Prime Rate, floating, plus three-quarters of one percent. Nothing in the foregoing is intended to prohibit LENDER from declaring an Event of Default or imposing the Default Rate if BORROWER's aforesaid Fixed Charge Coverage is 1.10 or less.

            (D) In all events on and after the occurrence and  continuance of an
                Event of Default, per annum interest shall be charged on the Advances Outstanding under the Revolving Loan at the Default Rate.

            (E) Nothing herein shall lessen BORROWER's obligations under Section
                2.10 of the Loan Agreement or under the Master Agreement.

     2.10 Section 2.6(c) of the Loan Agreement is hereby amended as follows (it being intended to reflect the decrease in interest rate authorized by this Modification):

              (c) The LIBOR Based Rate (the "LIBOR  Based Rate") shall be a rate per annum equal to 150 basis points in excess of LIBOR (as defined below) with respect to the applicable LIBOR Based Interest Period (as also defined below), it being understood that each determination of a LIBOR Based Rate shall be made by LENDER in its sole and absolute discretion and shall be conclusive and binding upon BORROWER, absent manifest error. Notwithstanding the foregoing, the following shall apply:

              (1) If BORROWER's Fixed Charge  Coverage,  determined on a rolling
                  12 months  basis in  accordance  with the formula set forth in
                  Section 5.21 below, is 1.5 or less (but 1.25 or more), the LIBOR Based Rate shall be a rate per annum equal to 175 basis points in excess of LIBOR (as defined below) with respect to the applicable LIBOR Based Interest Period (as also defined below).

              (2) If BORROWER's Fixed Charge  Coverage,  determined on a rolling
                  12 months  basis in  accordance  with the formula set forth in
                  Section 5.21 below, is less than 1.25 but more than 1.10, the LIBOR Based Rate shall be a rate per annum equal to 200 basis points in excess of LIBOR (as defined below) with respect to the applicable LIBOR Based Interest Period (as also defined below).

              (3) If BORROWER's Fixed Charge  Coverage,  determined on a rolling
                  12 months  basis in  accordance  with the formula set forth in
                  Section 5.21 below, is 1.10 or less, the LIBOR Based Rate shall be a rate per annum equal to 225 basis points in excess of LIBOR (as defined below) with respect to the applicable LIBOR Based Interest Period (as also defined below). Nothing in the foregoing is intended to prohibit LENDER from declaring an Event of Default or imposing the Default Rate if BORROWER's aforesaid Fixed Charge Coverage is 1.10 or less.

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

              (4) In all events on and after the occurrence  and  continuance of an Event of Default, per annum interest shall be charged on the Advances Outstanding under the Revolving Loan at the Default Rate.

              (5) Nothing  herein  shall  lessen  BORROWER's  obligations  under
                  Section 2.10 of the Loan Agreement or under the Master Agreement.

     2.11 Section 2.6(d) of the Loan Agreement is hereby amended as follows (it being intended to reflect the fact that the rate of interest on the Revolving Loan shall now be determined on the basis of BORROWER's Fixed Charge Coverage, rather than on the basis of "Performance Benchmarks"):

          (d) The determination of BORROWER's Fixed Charge Coverage for purposes of determining the interest rate payable on the Revolving Loan will be made quarterly (on a rolling, i.e., trailing, four-quarter basis) and determined by reference to the annual and quarterly-to-date financial statements which BORROWER is required to submit under this Agreement and by using GAAP and will be made by LENDER within 30 Business Days after LENDER's receipt of all necessary financial statements and other information from BORROWER. The interest rate shall be set effective as at the applicable test date.

     2.12 Section 5.12 of the Loan Agreement is hereby amended as follows (it being intended to reflect the fact that LENDER's reimbursement for field examinations has been eliminated absent the occurrence of an Event of Default):

          (a) LENDER shall have full access during normal business hours to, and the right, through its officers, agents, attorneys or accountants and at BORROWER's expense to: examine, check, inspect and make abstracts and copies from BORROWER's books, accounts, orders, records, audits, correspondence, and all other papers; confirm and verify all Accounts Receivable and the other Collateral; enter upon BORROWER's premises during business hours and from time to time, for the purpose of examining BORROWER's records concerning the Collateral and for inspecting the Collateral and any and all records. So long as no Event of Default has occurred and is continuing, LENDER's access shall be upon reasonable request and upon prior notice to BORROWER, provided, however, that nothing in the foregoing shall operate to limit or diminish LENDER's right to examine BORROWER's records concerning the Collateral and for inspecting the Collateral and any and all records relating thereto.

          (b) Unless an Event of Default occurs, BORROWER will not be obligated to reimburse LENDER for the examination fees incurred by LENDER pursuant to the exercise of its rights under this Section.

          (c) If an Event of Default has occurred, there shall be no limit on LENDER's right to reimbursement.

          (d) By its execution of this Agreement, BORROWER authorizes LENDER to reimburse itself for any of its expenses associated with the above in the manner set forth in the Authorization to Charge.

     2.13 Section 5.13 of the Loan Agreement is hereby amended as follows (it being intended to reflect the fact that BORROWER's monthly collateral management fee has been reduced from $3,500 per month ($42,000 per year) to $2,916.66 per month ($35,000 per year)):

          5.13 Collateral  Management Fee.
          (a) In order to compensate LENDER for its expenses in monitoring, reviewing and analyzing BORROWER's records, financial statements


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

              and Collateral, BORROWER will pay LENDER a Collateral Management Fee of $2,916.66 a month, payable on the first day of each and every calendar month beginning August 1, 2005.

          (b) By its execution of this Agreement, BORROWER authorizes LENDER to reimburse itself for any of its expenses associated with the above in the manner set forth in the Authorization to Charge.

     2.14 Section 5.22 of the Loan Agreement is hereby amended as follows (it being intended to reflect the fact that it being intended to reflect the fact that the rate of interest on the Revolving Loan shall now be determined on the basis of BORROWER's Fixed Charge Coverage, rather than on the basis of "Performance Benchmarks"BORROWER's monthly collateral management fee has been reduced from $3,500 per month ($42,000 per year) to $2,916.66 per month ($35,000 per year)):


             5.22     Performance Benchmarks.  THIS SECTION IS OMITTED.

     2.15 Section 9.1 of the Loan Agreement is hereby amended as follows (it being intended to address LENDER's address for notice purposes):

              9.1 COMMUNICATIONS AND NOTICES.

              (a) Any  communications  between  the  parties  hereto or  notices provided herein to be given may be given by mailing the same, certified mail, return receipt requested, postage prepaid or by confirmed facsimile transmission or hand delivery or by an overnight delivery service, as follows:

              (1) to LENDER at:

                  335 Madison  Avenue
                  6th  Floor
                  New York,  New York  10017
                  Attn: Account Officer for Five Star Group

              (2) to BORROWER at the address  first above given for  BORROWER in this Agreement:

              (3) to such other addresses as any party may in writing  hereafter indicate by notice given in conformity with this Section:

2.16 Section 9.7 of the Loan Agreement is hereby amended as follows (it being intended to reflect the fact that BORROWER's obligation to reimburse of LENDER's legal fees for work unrelated to BORROWER-initiated requests for modifications or renewals of the Loan Agreement has been capped at $20,000 (not including disbursements) until the Loan Agreement's June 30, 2008 maturity date):

          9.7 LENDER'S COSTS AND EXPENSES.
          (a) BORROWER will pay the reasonable fees and the reasonable out-of-pocket expenses incurred by LENDER in connection with (1) the preparation of this Agreement and other related documents and
              (2) the making of the Revolving Loan hereunder.

          (b) Effective August 1, 2005, BORROWER's obligation to reimburse of LENDER's legal fees for work unrelated to BORROWER-initiated requests for modifications or renewals of the Loan Agreement shall not exceed $20,000 (not including disbursements) until the Revolving Loan Maturity Date).

          (c) Notwithstanding the foregoing, whenever any attorney is used to collect any obligation or to enforce any right of LENDER against BORROWER or against the Collateral under this Agreement, the Revolving Note or any of the other Loan Documents, whether by suit or other means, BORROWER agrees to pay the reasonable attorney's


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

              fees and other costs and expenses incurred by LENDER. BORROWER also agrees to pay LENDER's attorneys a reasonable fee and costs and expenses for enforcing against third parties any other rights of LENDER pertaining hereto including LENDER's defending against any claim pertaining to the Collateral, provided, however, that BORROWER shall not be obligated to pay for more than one attorney representing LENDER except during such period of time as an Event of Default may have occurred and is continuing. By its execution of this Agreement, BORROWER authorizes LENDER to reimburse itself for any of its expenses associated with the above in the manner set forth in the Authorization to Charge.

          (c) Any payment required of BORROWER hereunder shall be made within 10 days of LENDER's request that BORROWER do so. In the event that BORROWER fails to do so, BORROWER by its execution of this Agreement authorizes LENDER to reimburse itself for any of its fees, costs and expenses associated with the above in the manner set forth in the Authorization to Charge. BORROWER's failure to make any such payment or LENDER's inability to charge against or add to the Revolving Loan shall be an Event of Default hereunder.

          (d) Until paid by BORROWER, all of the expenses set forth in this Section above shall bear interest at the Default Rate and all such amounts shall be added to the Revolving Loan and shall be secured by the Collateral.


                                  ARTICLE III
               RESTATEMENT/SUBSTITUTION OF "MASTER" REVOLVING NOTE

     3.1 BORROWER reaffirms all of the terms and conditions of BORROWER's $35,000,000 Restated and Amended Promissory Note dated as of June 1, 2005, such note being immediately prior to giving effect to this Modification the "master" promissory note described in Section 2.11 of the Loan Agreement.

     3.2 BORROWER agrees to execute on the date hereof a "master" restated and amended $35,000,000 (face amount) Revolving Note, such note to be made payable to the order of LENDER and be dated as of even date herewith and be entitled (in part) "Restated and Amended Promissory Note", so as to evidence the amendments to the Revolving Loan which are made and effected by this Modification.

     3.3 BORROWER foregoing $35,000,000 "master" Restated and Amended Revolving Note dated even date herewith restates, replaces and substitutes for BORROWER's $35,000,000 Restated and Amended Promissory Note dated as of June 1, 2005.

     3.4  BORROWER's   foregoing   $35,000,000  "master"  Restated  and  Amended
Revolving Note dated even date herewith, together with all extensions, modifications (including without limitation modifications increasing or decreasing the amount thereof or any financial accommodation provided thereunder), refinancings, renewals, substitutions, replacements and/or redatings thereof, together with the Loan Agreement and the records of LENDER described in the Loan Agreement, constitute and are the "REVOLVING NOTE" as such term is used in the Loan Agreement.

                                   ARTICLE IV
                                  MISCELLANEOUS

     4.1 Any references in the Loan Documents to Performance Benchmark #1, Performance Benchmark #2 or Performance Benchmark #3 shall be disregarded.

     4.2 On and after the date hereof, the rights and obligations of LENDER and BORROWER shall be determined by reference to the Loan Agreement and the other aforementioned Loan Documents as amended by this Modification and as amended from time to time hereafter.



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     4.3 (a) In order to induce  LENDER to enter into this  Modification  and to perform its obligations hereunder, BORROWER reaffirms all of the representations and warranties which BORROWER made in the Loan Agreement and BORROWER hereby makes and gives each and all such representations and warranties directly to LENDER.

          (b) All such representations and warranties remain true and accurate as of the date hereof.

          (c) All  such   representations   and  warranties  shall  survive  the
              execution and delivery of this Modification.

     4.4 As a condition of this Modification, BORROWER shall deliver to LENDER:


          (a) this Modification;

          (b) enabling corporate resolutions of BORROWER;

          (c) the consent of FIVE STAR PRODUCTS, INC. (formerly known as AMERICAN DRUG COMPANY, INC., and the "Guarantor" named in the Loan Agreement;;

          (d) the consent of JL DISTRIBUTORS, INC. (the "Seller" named in the Loan Agreement);

          (e) enabling corporate resolutions of the aforesaid  "Guarantor";  and
              (f) enabling corporate resolutions of the aforesaid "Seller".

     4.5 (a) BORROWER agrees that, as of the opening of business on September 23, 2005, there was now due and outstanding on the Revolving Loan the principal sum of $22,530,580 in direct and attributed Revolving Loan borrowings (accrued interest, if any, for the month of August 2005, having been paid in full).

          (b) BORROWER agrees that there exist no defenses, recoupments, setoffs, counterclaims or any other claims or charges against the amounts due to LENDER under the Revolving Loan or the Loan Agreement.

          (c) BORROWER agrees that there exist no claims or charges against any actions or inactions of LENDER in extending the Loan Agreement or in making disbursements under the Loan Agreement or in otherwise administering the Loan Agreement.

     4.6 EXCEPT AS SPECIFICALLY SET FORTH IN THIS MODIFICATION, NOTHING IN THIS MODIFICATION IS INTENDED TO IN ANY WAY ALTER OR AFFECT THE TERMS AND PROVISIONS OF THE LOAN AGREEMENT, INCLUDING BUT NOT LIMITED TO BORROWER'S PAYMENT AND PERFORMANCE OF THE REVOLVING LOAN.

     4.7 NOTHING IN THIS MODIFICATION IS INTENDED TO IN ANY WAY RELEASE OR LESSEN THE COLLATERAL GIVEN TO SECURE THE PAYMENT AND THE PERFORMANCE OF THE LOAN AGREEMENT, THE REVOLVING LOAN AND THE OTHER LIABILITIES (AS DEFINED IN THE LOAN AGREEMENT) OF BORROWER TO LENDER.


     4.8 (a) BORROWER shall pay the legal expenses of LENDER for the preparation of this Modification, plus disbursements.

          (b) BORROWER shall promptly pay such expenses within 7 days from BORROWER's receipt of the bill therefor and, if not so paid, BORROWER hereby authorizes LENDER to effect payment of such expenses in the manner specified in the Authorization to Charge set forth in the Loan Agreement.

     4.9 This  Modification may be executed in any number of counterparts and by


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different  parties  hereto  in  separate  counterparts,  each of  which  when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Modification by facsimile shall be as effective as delivery of a manually executed counterpart of this Modification.

                     THIS IS THE LAST PAGE OF THIS DOCUMENT.
                      THE NEXT PAGE IS THE SIGNATURE PAGE.

                  IN WITNESS WHEREOF, BORROWER and LENDER have caused this Modification Agreement to be executed by their respective duly authorized officers as of the date and year first above written.





ATTEST:                                  FIVE STAR GROUP, INC.


                                         By:
-----------------------------------      ---------------------------------------
Lydia DeSantis, Corporate Secretary      Steve Schilit, Exec. Vice President



                                          BANK OF AMERICA, N.A. (successor to
                                          Fleet Capital Corporation)


                                          By:
                                          --------------------------------------
                                          Edmundo Kahn, Vice President


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